Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
June, 1997

Scheduled Maturity                                                 6/15/98

Coupon                                                  6.0375%


Excess Protection Level
   3 Month Average  4.62%
      June, 1997  5.49%
      May, 1997  4.89%
      April, 1997  3.49%

Cash Yield                                              18.10%

Investor Charge Offs                                    4.78%

Base Rate                                               7.84%

Over 35 Day Delinquency                                 4.90%

Seller's Interest                                       13.07%

Total Payment Rate                                      10.34%

Total Principal Balance                                $6,019,904,704.03

Investor Participation Amount                          $500,000,000.00

Seller Participation Amount                            $786,571,370.73